Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2015
Prepaid Expenses and Other Current Assets

Significant components of prepaid expenses and other current assets as of December 31, 2015 and 2014 are summarized as follows:

(in thousands)	2015	2014
Prepaid expenses	$37,961	35,334
Supplies inventory	15,114	14,340
Income taxes receivable	51,322	259
Other	49,802	49,041

Total	$154,199	98,974